Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

Note 2. Business Combinations

Merger Between Stratasys, Inc. and Objet

On December 1, 2012, Stratasys, Inc. and Objet completed their merger. Pursuant to the merger, Objet issued to Stratasys, Inc. stockholders one Objet ordinary share for each share of Stratasys, Inc. common stock outstanding and Stratasys, Inc. became an indirect, wholly-owned subsidiary of Objet. In connection with the merger, Objet changed its name to Stratasys Ltd.

Immediately prior to the closing of the merger, Objet’s shareholders approved a conversion of all outstanding Objet preferred shares into ordinary shares and a reverse split of Objet’s ordinary shares at a ratio of 1 for 8.691. After giving effect to the reverse split and the conversion ratio of one Objet ordinary share for each share of Stratasys, Inc. common stock, the former holders of Stratasys, Inc. common stock held 55% of the Company’s ordinary shares and the holders of Objet ordinary shares retained 45% of the Company’s ordinary shares, on a fully diluted basis by using the treasury stock method. The calculation of the ordinary shares to be held after the merger by the Stratasys, Inc. stockholders and the Objet shareholders gave effect to the assumed exercise of all outstanding in-the-money options of each entity as determined on the treasury stock basis of accounting.

At the completion of the merger, each outstanding option to purchase one share of Stratasys, Inc. common stock was converted into an option to purchase one ordinary share of the Company at an exercise price equal to the original exercise of the Stratasys, Inc. option, and otherwise in accordance with the remaining original terms of the Stratasys, Inc. option. Under the terms of the Stratasys, Inc. options, all outstanding Stratasys, Inc. options granted prior to the merger date plus certain options granted in May 2012 became fully exercisable automatically as a result of the completion of the merger. Stock-based compensation expense of $4.5 million was recognized on the merger date upon the options becoming fully exercisable, representing the unamortized expense calculated at the time of the original option grant.

The merger has been accounted for as an acquisition of Objet by Stratasys, Inc. in accordance with Accounting Standards Codification Topic 805, “Business Combinations,” using the acquisition method of accounting with Stratasys, Inc. as the accounting acquirer. Since Stratasys, Ltd. (formerly known as Objet, Ltd.), as the parent company of Stratasys, Inc. after the merger, is the legal acquirer, the merger has been accounted for as a reverse acquisition. Under these accounting standards, Stratasys, Inc.’s total purchase price is calculated as if Stratasys, Inc. had issued its shares to Objet’s shareholders and converted options to purchase Objet’s ordinary shares to options to purchase Stratasys, Inc. common stock, as follows:

(in millions, except price per share)
Number of shares of Objet ordinary shares outstanding on December 1, 2012	15.4
Exchange ratio	1.0
Stratasys, Inc. shares deemed (for accounting purposes only) issued to Objet shareholders	15.4
Stratasys, Inc. closing price on December 1, 2012 merger date	$74.95
Total fair value of stock consideration	1,158
Fair value of deemed (for accounting purposes only) conversion of Objet equity awards	183
Fair value of non-controlling interest	0.3
Total purchase price	$1,341

The converted stock options represent the fair value of such options attributable to service prior to the merger date using the stock price on the merger date as an input to the Black Scholes valuation model to determine the fair value of the options.

The following assumptions were applied in determining the fair value of deemed (for accounting purposes only) conversion of Objet equity awards:

Risk-free interest rate	0.35%-0.49%
Expected option term	2.5-3.7 years
Expected price volitility	60.72%-62.59%
Dividend yield	-
Weighted average merger date fair value	$8.62

The Company’s computation of expected volatility is based on historical volatility from traded options on the Company’s stock. The expected option term was calculated in accordance with ASC 718. The interest rate for periods within the contractual life of the award is based on the U.S. Treasury yield curve in effect at the time of the merger.

Under the acquisition method of accounting, the total purchase price is allocated to the net tangible and intangible assets of Objet acquired in the merger, based on their fair values at the merger date. The estimated fair values are preliminary and based on the information that was available as of the merger date. The Company believes that the information provides a reasonable basis for estimating the fair values, but the Company is waiting for additional information necessary to finalize these amounts, particularly with respect to the estimated fair value of intangible assets, property, plant and equipment, inventory and accounts receivable. Thus the preliminary measurements of fair value reflected are subject to changes and such changes could be significant. The Company expects to finalize the valuation and complete the purchase price allocation as soon as practicable, but no later than one year from the merger date. The preliminary allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$41,524
Restricted cash	845
Short-term bank deposit	30,062
Accounts receivable - Trade	23,633
Accounts receivable - Other	12,477
Prepaid expenses	1,011
Inventories	40,364
Deferred income taxes	1,755
Property, plant and equipment	15,475
Goodwill	797,063
Intangible assets	490,176
Other non-current assets	2,539
Total assets acquired	1,456,924
Accounts payable & other liabilities	49,876
Unearned revenue	8,674
Deferred tax liabilities	51,003
Other non-current liabilities	6,474
Total liabilities assumed	116,027

Total purchase price	$1,340,897

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	$374,126	9.6
Customer relationships	72,679	10
Trade name	15,291	9
In-process R&D	28,080	Indefinite
Total intangible assets	$490,176

The fair values of the developed technology, IPR&D and the customer relationship were estimated using a discounted present value income approach. Under the income approach, an intangible asset’s fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The relief from royalty method is based on the hypothetical royalty stream that would be received if the Company were to license the trade name and was based on expected revenues. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

In addition, the allocation of the purchase price assumed resulted in the recognition of backlog, which was valued at $6.3 million. Backlog is included in accounts receivable - other and is being amortized to selling, general and administrative based on the pattern in which the economic benefits of backlog are estimated to be realized.

The goodwill recognized as a result of the merger is attributable primarily to the strategic and synergistic opportunities across the entire additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is expected to be deductible for income tax purposes.

The Company incurred $7.6 million of Stratasys, Inc.’s acquisition-related costs that were expensed during the year ended December 31, 2012. These costs are included in selling, general and administrative costs in the Company’s consolidated statements of operations.

The actual Objet net sales and net income included in the Company’s consolidated statements of operations and comprehensive income for the year ended December 31, 2012 (for the period from the December 1, 2012 merger date through December 31, 2012, which are not indicative of the results to be expected for a full year) and the supplemental unaudited pro forma net sales and net income of the combined entity had the acquisition been completed on January 1, 2011 (in thousands, except per share data) are as follows:

Actual Objet results of operations included in the
Consolidated Results of Operations:
Net sales	$19,098
Loss attributable to Objet	(4,626)

	Year ended
(Unaudited)	December 31,
	2012	2011
Supplemental pro forma combined results of operations:
Net sales	$359,054	$274,310
Loss attributable to Stratasys Ltd.	(21,577)	(78,705)
Loss per ordinary share attributable to Stratasys Ltd. - basic and diluted	$(0.58)	$(2.15)

Adjustments to the supplemental pro forma combined results of operations are as follows (in thousands):

(Unaudited)	Year ended
	December 31,
	2012	2011
Stock-based compensation related to business combination	$22,642	$22,079
Increase in amortization of intangibles	44,239	48,261
Adjust expenses related to business combination
(deal fees, inventory step-up, backlog, deferred revenues,
stock-based compensation accelerations)	(28,850)	50,644
Adjust taxes related to the adjustments to the supplemental pro forma	(2,899)	(6,960)
	$35,132	$114,024

These unaudited pro forma condensed consolidated financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition occurred on the first day of the earliest period presented, or of future results of the consolidated entities. The unaudited pro forma condensed consolidated financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Solidscape Acquisition

On May 3, 2011, Stratasys, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solidscape; Granite Acquisition Corporation, a Delaware corporation and Stratasys, Inc.’s wholly-owned subsidiary (“Merger Sub”); and the Controlling Stockholders identified in the Merger Agreement, pursuant to which Stratasys, Inc. acquired all the outstanding shares of capital stock of Solidscape in a cash-for-stock transaction where all outstanding shares of capital stock and all in-the-money options to purchase shares of common stock of Solidscape were exchanged for an aggregate purchase price of $39.1 million. Under the terms of the Merger Agreement, Merger Sub merged with and into Solidscape, with Solidscape surviving as Stratasys, Inc.’s wholly-owned subsidiary (the “Merger”). The Merger Agreement was unanimously approved by Stratasys, Inc.’s board of directors.

In the second quarter of 2011, Stratasys, Inc. incurred acquisition-related costs of approximately $615,000, which are recorded as selling, general and administrative expenses in the consolidated statements of operations and comprehensive income.

The acquisition has been accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. Under the acquisition method of accounting, the total purchase price is allocated to the net tangible and intangible assets of Solidscape acquired in connection with the acquisition, based on their estimated fair values. At June, 30, 2011, Stratasys, Inc. preliminarily estimated the value of net tangible and intangible assets of Solidscape acquired in connection with the acquisition. At December 31, 2011, Stratasys, Inc. updated this preliminary estimate as required under purchase accounting rules. The final allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of
Purchase Price
Cash and cash equivalents	$540
Accounts receivable	439
Inventories	1,578
Other current assets	771
Deferred income taxes	383
Property, plant and equipment	364
Goodwill	24,616
Intangible assets	19,500
Total assets acquired	48,191
Accounts payable & other liabilities	(1,041)
Unearned revenue	(154)
Deferred tax liabilities	(7,897)
Total liabilities assumed	(9,092)

Total purchase price	$39,099

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

		Weighted Average
	Amount	Life - Years
Developed technology	$11,750	6.7
Customer base	5,100	15
Trademarks	1,150	15
In-process R&D	1,150	Indefinite
Non-compete agreement	350	3
Total intangible assets	$19,500

The fair values of the identified intangible assets were estimated using an income approach. Under the income approach, an intangible asset’s fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The goodwill recognized as a result of the Solidscape acquisition is primarily attributable to the value of the workforce and corporate synergies. None of the goodwill recognized is expected to be deductible for income tax purposes. The useful life of the intangible assets for amortization purposes was determined with the help of outside consultants considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors including legal, regulatory, contractual, competitive economic or other factors that may limit the useful life of intangible assets.